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EXHIBIT 32.1

LANVISION SYSTEMS, INC.

Certification of the Chief Executive Officer Pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

I, J. Brian Patsy, Chairman of the Board, Chief Executive Officer and President of LanVision Systems, Inc. "(the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended April 30, 2005 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.

June 2, 2005

/s/ J. Brian Patsy
Chairman of the Board,
Chief Executive Officer and
President

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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